Dreyfus U.S. Treasury Long Term Fund

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury

                                                                 Long Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Long Term Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Long Term Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Long Term Fund  perform relative to its benchmark

For the six-month period ended June 30, 1999, Dreyfus U.S. Treasury Long Term Fund produced a total return of -5.57%,(1) including share price changes and dividend income generated, compared to the Merrill Lynch Governments, U.S. Treasury, Long-Term Index, the fund's benchmark, which had a return of -6.49%
 . (2) During the period, the fund paid a dividend of approximately $0.403 per share, representing an annualized distribution rate per share of 5.49%.(3)

We attribute our performance to a generally unfavorable market environment for U.S. Treasury securities during the last six months. As global economies began to show signs of improvement from the financial crisis that occurred before the reporting period began, investors became more inclined to move away from the " safe haven" provided by U.S. Treasuries. Instead, they seemed to prefer investing in securities that carried greater risks but also had the ability to
earn    higher    yields.

What is the fund's investment approach?

As a U.S. Treasury fund, our goal is to provide shareholders with current income through an investment vehicle that is made up primarily of Treasury bills, notes and other securities that are issued or guaranteed by the United States government or its agencies or instrumentalities. The fund may also invest in options, futures, and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to rank among the highest-credit-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market
value    of    the    fund'   s    portfolio    securities    and     The   Fun
the value of fund shares are not insured or guaranteed by the U.S. government. The fund generally maintains an average dollar-weighted portfolio that exceeds 10 years.

What other factors influenced the fund's performance?

When the Federal Reserve Board cut key short-term interest rates last fall, just before the six-month reporting period began, they were concerned about economic weakness in overseas markets. Many fixed-income investors had flocked to the safe haven of U.S. Treasury securities because of these economic concerns.

The Federal Reserve Board's strategy was apparently successful: evidence emerged in the first quarter of 1999 that troubled economies in Japan and Southeast Asia had begun to recover. Because investors were reassured that the worst was over, they shifted their assets away from U.S. Treasuries and into riskier securities that offered higher potential returns. This exodus caused U.S. Treasury securities to substantially underperform other types of fixed-income securities

A continuation of robust U.S. economic growth during the second quarter of 1999 caused additional deterioration of Treasury securities prices when investors became concerned that the Federal Reserve might reverse course and raise key short-term interest rates to fight inflation. By the time the Federal Reserve actually implemented modestly higher interest rates on June 30, investors had already translated their expectations into lower prices on U.S. Treasury securities.

What is the fund's current strategy?

To earn as much yield as possible from our holdings, we purchased off-the-run (" OTR") Treasuries, which are Treasury securities that were issued prior to the most recent auction process. The benefit to owning OTR Treasuries is that they tend to produce higher yields because they are often considered slightly less
liquid    than    recent    issues.

U.S.  agency  securities  provided somewhat better returns than U.S. Treasuries,
partly   because   they   were   the   recipients   of   some   of   the  asset
that were moving away from Treasuries. Toward the end of the six-month period, we decreased our Treasury exposure, choosing instead to redeploy those assets into agency securities that offered higher returns. As of June 30, 1999, approximately 24% of the portfolio's assets were allocated to agency bonds.

Another contributor to positive performance was the fund's investments in the Treasury Inflation Protection Securities market. We bought these bonds when they were selling at what we believed were inexpensive prices relative to conventional Treasury securities. In an environment characterized by growing fears of inflation, these bonds provided positive returns for the fund.

We believe we' ve created a portfolio that is conservative in nature and is designed to provide investors with a competitive level of income, liquidity and
preservation    of    capital.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 10 YEARS AND OVER; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD (ANNUALIZED), DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS




June 30, 1999 (Unaudited)

                                                                                    Principal
BONDS AND NOTES--79.0%                                                              Amount ($)                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--24.3%

Federal Farm Credit Bank,

     Notes, 5.85%, 6/10/2005                                                        4,000,000                  3,907,840

Federal Home Loan Banks,

     Medium-Term Notes, 6.34%, 6/13/2005                                            4,200,000                  4,203,906

Federal Home Loan Mortgage,

     Medium-Term Notes, 5.59%, 9/9/2005                                            10,000,000                  9,629,800

Federal National Mortgage Association,

     Medium-Term Notes, 5.9%, 7/9/2003                                              7,000,000                  6,935,880

U.S. Government Gtd. Development,

   Participation Ctfs.

   (Gtd. By U.S. Small Business Administration):

          Ser. 1997-20, Cl. E, 7.3%,  5/1/2017                                      1,695,209                  1,720,814

          Ser. 1998-20, Cl. E, 6.3%, 5/1/2018                                         974,746                    941,319

          Ser. 1998-20, Cl. J, 5.5%, 10/1/2018                                      1,771,313                  1,635,241

          Ser. 1998-20, Cl. L, 5.8%, 12/1/2018                                      2,952,352                  2,777,927

                                                                                                              31,752,727

U.S. TREASURY BONDS-20.8%

     8.5%, 2/15/2020                                                               7,000,000                   8,763,440

     9.125%, 5/15/2018                                                             3,000,000                   3,931,560

     12%, 8/15/2013                                                                5,000,000                   7,001,350

     12.5%, 8/15/2014                                                              5,000,000                   7,365,750

                                                                                                              27,062,100

U.S. TREASURY NOTES-6.8%

     5.5%, 5/15/2009                                                               9,100,000                   8,909,628

U.S. TREASURY PRINCIPAL STRIPS -27.1%

     Zero Coupon, 5/15/2005                                                        1,200,000                     851,424

     Zero Coupon, 11/15/2009                                                      65,000,000                  34,468,850

                                                                                                              35,320,274

TOTAL BONDS AND NOTES

     (cost $105,749,728)                                                                                     103,044,729
--------------------------------------------------------------------------------------------------------------------------------


OPTIONS--.0%                                                                         Contracts
--------------------------------------------------------------------------------------------------------------------------------

CALL OPTIONS;

U.S. Treasury Notes, 4.75%, 11/15/2008,

   December '99 @ $100.375

     (cost $365,625)                                                                     150                       9,900




                                                                                    Principal
SHORT-TERM INVESTMENTS-20.0%                                                        Amount ($)                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

     4.39%, 7/8/1999                                                                   600,000  (a)              599,609

     4.19%, 7/22/1999                                                               15,175,000  (a)           15,138,701

     4.42%, 8/5/1999                                                                   150,000  (a)              149,438

     4.34%, 8/19/1999                                                                7,840,000  (a)            7,793,258

     4.58%, 9/16/1999                                                                1,460,000  (a)            1,445,696

     4.7%, 9/30/1999                                                                 1,020,000                 1,008,005

     (cost $26,134,060)                                                                                       26,134,707
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $132,249,413)                                                    99.0%               129,189,336

CASH AND RECEIVABLES (NET)                                                                1.0%                 1,312,019

NET ASSETS                                                                              100.0%               130,501,355

(A)  HELD WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES


June 30, 1999 (Unaudited)

                                                                                                                   Unrealized
                                                                   Market Value                                  Appreciation
                                                                     Covered by                                (Depreciation)
                                            Contracts             Contracts ($)             Expiration         at 6/30/99 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U.S. Treasury 5 Year Notes                        178               19,402,000           September '99               45,438

U.S. Treasury 10 Year Notes                       477               53,036,438           September '99             (349,320)

U.S. Treasury 30 Year Bonds                       228               26,426,625           September '99              309,000

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                        349               72,570,188           September '99             (158,047)

TOTAL                                                                                                              (152,929)

STATEMENT OF OPTIONS WRITTEN

June 30, 1999 (Unaudited)

Call Options

ISSUER                                          Contracts            Value ($)
-------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,
December '99 @ $104.78125                             150                  987

Put Options

ISSUER
-------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,
December '99 @ $95.125                                150              681,450

   (Premiums received $365,625)                                        682,437

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           132,249,413   129,189,336

Cash                                                                    304,839

Interest receivable                                                   1,248,342

Receivable for futures variation margin-Note 4(a)                       454,995

Paydowns receivable                                                      89,223

Receivable for shares of Beneficial Interest subscribed                  42,646

Prepaid expenses and other assets                                        39,588

                                                                    131,368,969
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            55,363

Outstanding options written, at value (premiums
   received $365,625)--See Statement of Options Written                 682,437

Payable for shares of Beneficial Interest redeemed                       94,470

Accrued expenses                                                         35,344

                                                                        867,614
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,501,355
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     145,812,338

Accumulated net realized gain (loss) on investments and
   financial futures                                                (11,781,165)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($152,929)
   net unrealized depreciation on financial futures]--Note 4(b)      (3,529,818)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,501,355
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                    8,803,857
-------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share ($)              14.82

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,065,667

EXPENSES:

Management fee--Note 3(a)                                              402,939

Shareholder servicing costs--Note 3(b)                                 210,314

Professional fees                                                       23,958

Trustees' fees and expenses--Note 3(c)                                  16,914

Registration fees                                                       12,456

Custodian fees--Note 3(b)                                                9,781

Prospectus and shareholders' reports                                     6,889

Loan commitment fees--Note 2                                               332

Miscellaneous                                                            2,529

TOTAL EXPENSES                                                         686,112

Less--reduction in management fee due to undertaking--Note 3(a)       (148,528)

NET EXPENSES                                                           537,584

INVESTMENT INCOME--NET                                               3,528,083
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written         (7,165,291)

Net realized gain (loss) on financial futures                       (1,103,541)

NET REALIZED GAIN (LOSS)                                            (8,268,832)

Net unrealized appreciation (depreciation) on investments
   [including ($152,929) net unrealized (depreciation)
   on financial futures]                                            (2,906,835)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (11,175,667)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (7,647,584)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999         Year Ended
                                                  (Unaudited)  December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              3,528,083         6,997,579

Net realized gain (loss) on investments            (8,268,832)       11,171,370

Net unrealized appreciation (depreciation)
   on investments                                  (2,906,835)       (4,493,318)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                       (7,647,584)        13,675,631
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (3,528,083)       (6,997,579)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      68,155,057        87,599,125

Dividends reinvested                                2,127,636         4,275,403

Cost of shares redeemed                           (70,491,010)      (91,359,590)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                  (208,317)          514,938

TOTAL INCREASE (DECREASE) IN NET ASSETS           (11,383,984)        7,192,990
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               141,885,339       134,692,349

END OF PERIOD                                     130,501,355       141,885,339

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         4,389,391         5,530,831

Shares issued for dividends reinvested                138,168           272,160

Shares redeemed                                    (4,532,718)       (5,799,835)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          (5,159)            3,156

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                   Six Months Ended
                                      June 30, 1999                               Year Ended December 31,
                                                             ----------------------------------------------------------------

                                         (Unaudited)         1998          1997          1996          1995          1994
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                        16.11         15.30         14.61          15.51         13.26         15.68

Investment Operations:

Investment income--net                          .40           .80           .93            .98           .96          1.01

Net realized and unrealized
   gain (loss) on investments                 (1.29)          .81           .69           (.89)         2.25         (2.42)

Total from Investment Operations              (.89)          1.61          1.62            .09          3.21         (1.41)

Distributions:

Dividends from investment

   income--net                                (.40)         (.80)          (.93)          (.99)         (.96)        (1.01)

Net asset value, end of period               14.82         16.11          15.30          14.61         15.51         13.26
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                         (11.23)(a)        10.77          11.69            .87         24.91         (9.18)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                               .80(a)           .80            .80            .80           .87           .98

Ratio of net investment income

   to average net assets                   5.25(a)          5.10           6.48           6.74          6.69          7.08

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager              .22(a)           .21            .24            .19           .05            --

Portfolio Turnover Rate                  170.19(b)      1,181.48         905.99         765.13        634.38       1,213.04
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                          130,501          141,885        134,692        135,368       146,445        123,403

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Long Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates values.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including,  where  applicable,  amortization  of  discount  on  investments,  is
recognized    on    the    accrual    basis.    Under    the    terms    of
the custody agreement, the fund received net earnings credits of $10,514 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,947,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998, which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2004

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended June
30,    1999,    the    fund    did    not    borrow    under   the   Facility.

                                                             The Fund

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1999 through June 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $148,528 during the period ended June 30, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged $152,407 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $38,399 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $9,781 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fe of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options and financial futures, during the period ended June 30, 1999, amounted to $220,323,617 and $241,578,876, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 1999:



                                                                                                    Options Terminated
                                                                                           ----------------------------------

                                                       Number of            Premiums                         Net Realized
Options Written:                                       Contracts         Received ($)      Costs ($)      Gain (Loss) ($)
---------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 1998                                        300             365,625

Contracts written                                          1,976           2,122,846

Contracts terminated:

    Closed                                                 1,676           1,770,502       1,487,148              283,354

    Exercised                                                300             352,344         352,344                   --

    Expired                                                   --                 --              --                    --

    TOTAL CONTRACTS TERMINATED                             1,976           2,122,846       1,839,492               283,354

Contracts outstanding
    June 30, 1999                                            300             365,625

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. Contracts open at June 30, 1999 are set forth in the Statement of Options Written.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of The Fun the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. Contracts open at June 30, 1999 are set forth in the Statement of Options Written.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1999, are set forth in the Statement of Financial Futures.

(b) At June 30, 1999, accumulated net unrealized depreciation on investments, options and financial futures was $3,529,818, consisting of $936,585 gross unrealized appreciation and $4,466,403 grossunrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

                                                           For More Information

                        Dreyfus U.S. Treasury

                        Long Term Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  073SA996



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